UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                                    Form 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES  EXCHANGE
                        ACT OF 1934.


        Date of Report (date of earliest event reported): March 28, 1997


                            MICRO LINEAR CORPORATION
             (Exact name of Registrant as specified in its charter)


                         Commission File Number 0-24758



           Delaware                                            94-2910085
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

   2092 Concourse Drive                                          95131
   San Jose, California                                        (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 433-5200



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Item 4...  Changes in Registrant's Certifying Accountant

           Ernst & Young LLP has served as the independent auditors of Micro Linear Corporation (the "Company") since 1984 and has advised the Company on federal, state, and local tax matters. After an evaluation of services provided by a number of independent accounting firms as well as their knowledge of the Company's industry, the Company's Board of Directors has decided to engage Price Waterhouse LLP as the Company's independent accountants.

            (a)    Previous independent accountants

                 (i) On March 28, 1997 the Company dismissed Ernst & Young LLP as its independent accountants.
                 (ii) The  reports or Ernst & Young LLP on the  financial
                      statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
                 (iii)The  decision to change independent accountants was
                      approved by the Company's Audit Committee and by the Board of Directors.
                 (iv) During the  Company's  two most  recent  fiscal  years and through the date of this Report, the Company has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference thereto in its report on the financial statements, of the Company for such years.
                 (v) During the Company's two most recent fiscal years and through the date of this Report, the Company has had no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).
                 (vi) The Company has  requested  that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 3, 1997, is filed as Exhibit 16 to this Form 8-K.

            (b)    New independent accountants

                 (i)The  Company  engaged  Price   Waterhouse  LLP  as  its  new
                    independent accountants as of March 28, 1997. During the two most recent fiscal years and through the date of this Report, the Company has not consulted with Price Waterhouse LLP regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Price Waterhouse LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.




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Item 7. Financial Statements and Exhibits

        Exhibits;

        16 Letter  from  Ernst  &  Young  LLP to  the  Securities  and  Exchange
           Commission.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


           MICRO LINEAR CORPORATION

                                    /s/ J. PHILIP RUSSELL
    Dated:  April 3, 1997           --------------------------
                                    J. Philip Russell
                                    Chief Financial Officer
                  (Principal Financial and Accounting Officer)